                                                                      Exhibit 99



                          KEY AUTO FINANCE TRUST 1997-2



                       KEY CONSUMER ACCEPTANCE CORPORATION

                                     SELLER



                       KEY BANK USA, NATIONAL ASSOCIATION

                                    SERVICER


                               SUBJECT TO REVISION




                        TERM SHEET DATED DECEMBER 3, 1997







                                  UNDERWRITERS
CREDIT SUISSE FIRST BOSTON                             KEY CAPITAL MARKETS, INC.

PROCEEDS OF THE ASSETS OF THE TRUST AND AMOUNTS ON DEPOSIT IN THE RESERVE ACCOUNT AND THE CLASS C RESERVE ACCOUNT ARE THE SOLE SOURCES OF PAYMENTS ON THE NOTES. NONE OF THE NOTES REPRESENTS AN INTEREST IN OR OBLIGATION OF, OR IS INSURED OR GUARANTEED BY, KEY CONSUMER ACCEPTANCE CORPORATION, KEY BANK USA, NATIONAL ASSOCIATION, OR ANY OF THEIR RESPECTIVE AFFILIATES.

THIS TERM SHEET CONTAINS STRUCTURAL AND COLLATERAL INFORMATION WITH RESPECT TO THE KEY AUTO FINANCE TRUST 1997-2. THE INFORMATION CONTAINED IN THIS TERM SHEET IS PRELIMINARY AND WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION APPEARING IN THE PROSPECTUS SUPPLEMENT RELATING TO THE KEY AUTO FINANCE TRUST 1997-2 (THE "PROSPECTUS SUPPLEMENT") AND THE RELATED PROSPECTUS (THE "PROSPECTUS"). THE INFORMATION CONTAINED IN THIS TERM SHEET ADDRESSES ONLY CERTAIN LIMITED ASPECTS OF THE NOTES' CHARACTERISTICS, AND DOES NOT PURPORT TO PROVIDE A COMPLETE ASSESSMENT THEREOF. THE INFORMATION CONTAINED HEREIN THEREFORE MAY NOT REFLECT THE IMPACT OF ALL STRUCTURAL CHARACTERISTICS OF THE NOTES OR ANY CHANGES MADE TO THE STRUCTURE OF THE NOTES AFTER THE DATE HEREOF. ADDITIONAL INFORMATION WILL BE CONTAINED IN THE PROSPECTUS SUPPLEMENT AND THE PROSPECTUS. PURCHASERS ARE URGED TO READ BOTH THE PROSPECTUS SUPPLEMENT AND THE PROSPECTUS.

ALTHOUGH A REGISTRATION STATEMENT (INCLUDING A PROSPECTUS) RELATING TO THE NOTES HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION AND IS EFFECTIVE, THE PROSPECTUS SUPPLEMENT HAS NOT BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION. THE PROSPECTUS SUPPLEMENT WILL BE SO FILED WITHIN TWO BUSINESS DAYS' OF FIRST USE AS REQUIRED BY SECURITIES AND EXCHANGE COMMISSION RULES. SALES OF THE NOTES MAY NOT BE CONSUMMATED UNLESS THE PURCHASER HAS RECEIVED BOTH THE PROSPECTUS SUPPLEMENT AND THE PROSPECTUS. THIS TERM SHEET SHALL NOT CONSTITUTE AN OFFER TO SELL OR THE SOLICITATION OF AN OFFER TO BUY NOR SHALL THERE BE ANY SALE OF THE NOTES IN ANY STATE OR OTHER JURISDICTION IN WHICH SUCH OFFER, SOLICITATION OR SALE WOULD BE UNLAWFUL PRIOR TO REGISTRATION OR QUALIFICATION UNDER THE SECURITIES OR OTHER APPLICABLE LAWS OF ANY SUCH STATE OR OTHER JURISDICTION. THE NOTES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION.

                        $1,062,720,000 Asset Backed Notes

                          Key Auto Finance Trust 1997-2
                       Key Consumer Acceptance Corporation
                                     Seller
                       Key Bank USA, National Association
                                    Servicer

                               Subject to Revision

                        Term Sheet Dated December 3, 1997

This Term Sheet will be superseded in its entirety by the information appearing in the Prospectus Supplement and the Prospectus. Capitalized terms used but not defined herein shall have the meanings specified in the Definitional Appendix attached hereto. A final Prospectus and Prospectus Supplement may be obtained by contacting David Kerns at (216) 689-0286 or James Murphy at (212) 325-0380.

ISSUER...........................Key Auto Finance Trust 1997-2 (the "Trust" or the "Issuer"), a Delaware business trust established pursuant to a trust agreement (the "Trust Agreement").

SELLER...........................Key Consumer Acceptance Corporation, a Delaware corporation (the "Seller").

SERVICER.........................Key Bank USA, National Association, a national banking association (the "Bank"
                                    or in its capacity as servicer, the "Servicer").

INDENTURE TRUSTEE................Bankers Trust Company, as indenture trustee under the Indenture (the "Indenture
                                    Trustee").

OWNER TRUSTEE....................Chase Manhattan Bank Delaware, as trustee under the Trust Agreement (the
                                    "Owner Trustee").

THE NOTES........................$268,000,000 Class A-1 ____% Asset Backed Notes (the "Class A-1 Notes").

                                 $132,000,000 Class A-2 ____% Asset Backed Notes (the "Class A-2 Notes").

                                 $150,000,000 Class A-3 ____% Asset Backed Notes (the "Class A-3 Notes").

                                 $148,000,000 Class A-4 ____% Asset Backed Notes (the "Class A-4 Notes").

                                 $151,800,000 Class A-5 ___% Asset Backed Notes (the "Class A-5 Notes").

                                 $125,000,000 Class A-P ____% Asset Backed Notes (the "Class A-P Notes"
                                 and, together with the Class A-1 Notes, Class A-2 Notes, Class A-3
                                 Notes, Class A-4 Notes and the Class A-5 Notes, the "Class A Notes").

                                 $63,620,000 Class B ____% Asset Backed Notes (the "Class B Notes").

                                  $24,300,000 Class C ____% Asset Backed Notes (the "Class C Notes").

                                  The Notes will be secured by the assets of the Trust pursuant to the
                                  Indenture.

THE CERTIFICATES................. $17,280,000 _____% Asset Backed Certificates (the "Certificates" and, together with the Notes, the "Securities").  The Certificates are not being offered hereby.

THE RECEIVABLES.................. On December ___, 1997 (the "Closing Date"), the Trust will purchase from the
                                  Seller a pool of motor vehicle promissory notes and security agreements and retail installment sale contracts secured by new or used automobiles or light duty trucks (collectively, the "Receivables"), including rights to receive certain payments made with respect to such Receivables after
                                  November 30, 1997 (the "Cutoff Date"), security interests in the vehicles financed thereby (the "Financed Vehicles"), rights under Dealer
                                  Agreements, certain deposit accounts in which collections are held, any proceeds from claims on insurance policies and the proceeds of the foregoing, pursuant to a Sale and Servicing Agreement to be dated as of the Closing Date ( the "Sale and Servicing Agreement"), among the Trust, the Indenture Trustee, the Seller and the Servicer. The Receivables had
                                  an aggregate principal balance of $1,045,965,160.79 as of the Cutoff
                                  Date.

                                  The "Pool Balance" means, at any time, the sum of the outstanding
                                  Principal Balances of the Receivables. The "Principal Balance" for any
                                  Receivable, at any time, means the principal balance of such Receivable at the end of the preceding calendar month, after giving effect to all payments received from Obligors.

TERMS OF THE NOTES

A. DISTRIBUTION DATES............ Payments of interest and principal on the Notes will be made on the 15th day of each month or, if any such day is not a Business
                                  Day, on the next succeeding Business Day (each, a "Distribution Date"), commencing January 15, 1998 (and, in the case of the Class A-1 Notes, or the Class A-1 Final Scheduled Distribution Date). Payments will be made to holders of record of the Notes (the "Noteholders" and, together with the Certificateholders, the "Securityholders") as of the day immediately preceding such Distribution Date or, if Definitive Notes are issued, as of the last Business Day of the preceding month (a "Record Date").

B. INTEREST...................... Interest on the outstanding principal amount of the
                                  Class A-1 Notes and Class A-2 Notes will accrue at a fixed rate per annum and will be calculated on the basis of a 360-day year based upon the actual number of days elapsed during the related interest period and will be payable on each Distribution Date and, in the case of the Class
                                  A-1 Notes, on the Class A-1 Final Scheduled Distribution Date. Interest
                                  on each class of Notes (other than the Class A-1 Notes and the Class A-2
                                  Notes) will be payable on each Distribution Date in an amount equal to one-twelfth of the applicable fixed rate of interest accrued on the outstanding principal amount of such class of Notes. To the extent there are insufficient funds therefor on any Distribution Date, interest will be paid on a pro rata basis to all Class A Noteholders. Payments of interest on the Class C Notes on each Distribution Date will be subordinated in priority to payment in full of accrued interest on the
                                  Class A Notes and the Class B Notes and payments of interest on the
                                  Class B Notes on each Distribution Date will be subordinated in priority to payment in full of accrued interest on the Class A Notes.




                                        2

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
C. PRINCIPAL..................... Principal of the Notes will be payable on each Distribution Date (and, in the case of the Class A-1 Notes, or the Class A-1 Final Scheduled Distribution
                                  Date), to the extent of funds available therefor, in an amount equal to the sum of Noteholders' Principal Distributable Amount for such
                                  Distribution Date. "Noteholders' Principal Distributable Amount" means, for any Distribution Date, the sum of (i) the Class A Noteholders'
                                  Principal Distributable Amount, (ii) the Class B Noteholders' Principal
                                  Distributable Amount and (iii) the Class C Noteholders' Principal
                                  Distributable Amount.

                                  On each Distribution Date and, to the extent not previously paid, on the
                                  Class A-1 Final Scheduled Distribution Date, to the extent of available funds, payments in respect of principal on the Notes will be made first to holders of the Class A-1 Notes in the amount of the Noteholders'
                                  Principal Distributable Amount until the principal balance of the Class
                                  A-1 Notes is reduced to zero. Holders of the Class A-2 Notes, the Class
                                  A-3 Notes, the Class A-4 Notes, the Class A-5 Notes, the Class A-P
                                  Notes, the Class B Notes and the Class C Notes will not be entitled to receive any principal until all principal of and interest on the Class
                                  A-1 Notes has been paid in full. Thereafter, on each Distribution Date, to the extent of available funds, payments in respect of principal will be made to each such class of Notes in the following priority: (a) in an amount equal to the Class A Noteholders' Principal Distributable Amount
                                  for such Distribution Date first, to the principal balance of the Class
                                  A-2 Notes and the Class A-P Notes based upon the Non-Class A-P
                                  Percentage and the Class A-P Percentage, respectively, until the principal balance of the Class A-2 Notes is reduced to zero; second, to the principal balance of the Class A-3 Notes and the Class A-P Notes based upon the Non-Class A-P Percentage and the Class A-P Percentage,
                                  respectively, until the principal balance of the Class A-3 Notes is reduced to zero; third, to the principal balance of the Class A-4 Notes and the Class A-P Notes based upon the Non-Class A-P Percentage and the
                                  Class A-P Percentage, respectively, until the principal balance of the
                                  Class A-4 Notes is reduced to zero; and fourth to the principal balance of the Class A-5 Notes and the Class A-P Notes based upon the Non-Class
                                  A-P Percentage and the Class A-P Percentage, respectively, until the principal balance of each of the Class A-5 Notes and the Class A-P Notes is reduced to zero, (b) in an amount equal to the Class B Noteholders'
                                  Principal Distributable Amount, to the principal balance of the Class B
                                  Notes on a pro rata basis until the principal balance of the Class B
                                  Notes is reduced to zero, and (c) in an amount equal to the Class C
                                  Noteholders' Principal Distributable Amount, to the principal balance of the Class C Notes on a pro rata basis until the principal balance of the
                                  Class C Notes is reduced to zero.

D. FINAL SCHEDULED MATURITIES ... Class A-1 Notes will mature on January 6, 1999 (the "Class A-1 Final Scheduled
                                  Distribution Date").

                                  Class A-2 Notes will mature on the January 2000 Distribution Date.

                                  Class A-3 Notes will mature on the November 2000 Distribution Date.

                                  Class A-4 Notes will mature on the October 2001 Distribution Date.

                                  Class A-5 Notes will mature on the October 2003 Distribution Date.

                                  Class A-P Notes will mature on the October 2003 Distribution Date.



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


                                  Class B Notes will mature on the October 2003 Distribution Date.

                                  Class C Notes will mature on the October 2003 Distribution Date.

E. OPTIONAL REDEMPTION .......... After the Class A-1 Notes, the Class A-2 Notes, the Class A-3 Notes and the Class
                                  A-4 Notes have been paid in full, the Class A-5 Notes, the Class A-P
                                  Notes, the Class B Notes and the Class C Notes will be redeemed in whole, but not in part, on any Distribution Date on which the Seller exercises its option to purchase the Receivables, which can occur on any
                                  Distribution Date on which the Pool Balance as of the end of the related collection period has declined to 5% or less of the Original Pool
                                  Balance, at a redemption price equal to the unpaid principal amount of the Class A-5 Notes, the Class A-P Notes, the Class B Notes and the
                                  Class C Notes plus accrued and unpaid interest thereon.

SERVICING FEE.................... The servicing fee (the "Servicing Fee"), with respect to any Distribution Date, will be an amount equal to the product of (a) one-twelfth of the Servicing
                                  Fee Rate of 1.0% per annum, multiplied by (b) the Pool Balance as of the first day of the preceding collection period.

RESERVE ACCOUNT.................. A reserve account (the "Reserve Account") will be created with an initial deposit by the Seller of cash or certain investments having a value of at least $41,838,607 (the "Reserve Account Deposit"). The
                                  Reserve Account Deposit will equal the Specified Reserve Account Balance as of the Closing Date. In addition, on each Distribution Date, any amounts on deposit in the Collection Account with respect to the preceding collection period after payments to the Securityholders and of the Servicing Fee to the Servicer have been made will be deposited into the Reserve Account to the extent, if any, required to increase the balance of the Reserve Account to an amount equal to the Specified
                                  Reserve Account Balance. "Specified Reserve Account Balance" means for any Distribution Date or the Class A-1 Final Scheduled Distribution
                                  Date, as applicable, the greater of (a) 4.0% of the outstanding Pool
                                  Balance as of the end of the preceding collection period, and (b) the
                                  Minimum Specified Reserve Balance as of such Distribution Date or the
                                  Class A-1 Final Scheduled Distribution Date as applicable; provided that the balance may increase if cumulative net losses or delinquencies on the Receivables exceed certain specified levels. "Minimum Specified
                                  Reserve Balance" with respect to any Distribution Date or the Class A-1
                                  Final Scheduled Distribution Date as applicable, means the lesser of (i)
                                  1.5% of the sum of (a) the initial principal balance of the Notes and
                                  (b) the initial Certificate Balance and (ii) the sum of the aggregate outstanding principal amount of the Notes and the Certificate Balance
                                  (after giving effect to all payments of the Notes and all distributions with respect to the Certificates to be made on or prior to such
                                  Distribution Date or Class A-1 Final Scheduled Distribution Date).

                                  On or prior to the Business Day preceding each Distribution Date and, if the principal amount of the Class A-1 Notes has not been paid in full on or before the December 1998 Distribution Date, on or prior to the Class
                                  A-1 Final Scheduled Distribution Date (each, a "Deposit Date"), the
                                  Indenture Trustee will withdraw available funds (exclusive of investment earnings) from the Reserve Account to the extent (a) the sum of the
                                  Servicing Fee and the amounts required to be distributed to
                                  Securityholders on the related Distribution Date exceeds (b) the amount on deposit in the Collection Account with respect to the preceding collection period (exclusive of investment earnings). If the amount in the Reserve Account is reduced to zero, Securityholders (other than holders of the Class C Notes) will bear the credit and other risks associated with ownership of the Receivables, including the risk that the Trust may not have a perfected security interest in the Financed
                                  Vehicles. Holders of the Class C Notes will be entitled to receive payments from the Class C Reserve Account, in addition to payments from the Reserve Account.

                                  If the amount on deposit in the Reserve Account on any Distribution Date
                                  (after giving effect to withdrawals from the Reserve Account, if any, for such Distribution Date) is greater than the Specified Reserve
                                  Account Balance for such Distribution Date, the Indenture Trustee will distribute the amount of such excess (the "Reserve Account Excess"), first, to the extent of the Additional Principal Distributable Amount for such Distribution Date (after giving effect to any reduction in the
                                  Additional Principal Distributable Amount for such Distribution Date attributable to Excess Spread), to the Securityholders as additional principal of the class then entitled to receive principal payments and then to the Seller or the Servicer.

CLASS C RESERVE ACCOUNT ......... A reserve account (the "Class C Reserve Account") will be created with an initial deposit by the Seller of cash or certain investments having a value of at least $5,229,826 (the "Class C Reserve Account Deposit"). In addition, on each Distribution Date, any amounts on deposit in the
                                  Collection Account with respect to the preceding collection period after any deposit to the Reserve Account and payments to Securityholders and of the Servicing Fee to the Servicer have been made will be deposited into the Class C Reserve Account to the extent, if any, required to increase the balance of the Class C Reserve Account to an amount equal to the lesser of the Class C Reserve Account Deposit and Specified Class
                                  C Reserve Account Balance. The "Specified Class C Reserve Account
                                  Balance" means for any Distribution Date, the greater of (a) the lesser of (i) 0.75% of the outstanding Pool Balance as of the end of the preceding collection period and (ii) the Class C Reserve Account Deposit and (b) the Minimum Specified Class C Reserve Balance. "Minimum
                                  Specified Class C Reserve Balance" with respect to any Distribution
                                  Date, means the lesser of (i) 0.10% of the Pool Balance as of the Cutoff
                                  Date and (ii) the outstanding principal amount of the Class C Notes
                                  (after giving effect to all payments of the Notes made on or prior to such Distribution Date).

                                  On each Deposit Date, the Indenture Trustee will withdraw available funds (exclusive of investment earnings) from the Class C Reserve
                                  Account to the extent (a) the amounts required to be distributed to holders of the Class C Notes exceeds (b) the Available Interest and
                                  Available Principal with respect to the preceding collection period and the Reserve Account Transfer Amount less all Servicing Fees and all interest and principal payable on the Notes and Certificates on such
                                  Distribution Date. If the amount in the Reserve Account and Class C
                                  Reserve Account is reduced to zero, the holders of the Class C Notes will bear the credit and other risks associated with ownership of the
                                  Receivables, including the risk that the Trust may not have a perfected security interest in the Financed Vehicles.

                                  If the amount on deposit in the Class C Reserve Account on any
                                  Distribution Date (after giving effect to withdrawals from the Class C
                                  Reserve Account, if any, for such Distribution Date) is greater than the
                                  Specified Class C Reserve

                                  Account Balance for such Distribution Date, the Indenture Trustee will distribute the amount of such excess to the Seller or the Servicer.

TAX STATUS....................... In the opinion of Thompson Hine & Flory LLP, for federal income tax purposes, the Notes will be characterized as debt, and the
                                  Trust will not be classified as an association (or a publicly traded partnership) taxable as a corporation and that the same characterization of the Notes as debt would apply for Ohio corporation franchise tax purposes as for federal income tax purposes.

ERISA CONSIDERATIONS............. Subject to the considerations discussed under "ERISA
                                  Considerations" in the Prospectus Supplement and in the Prospectus, in
                                  the opinion of Thompson Hine & Flory LLP, the Notes are eligible for purchase by employee benefit plans.

LEGAL INVESTMENT................. In the opinion of Thompson Hine & Flory LLP, the Class A-1
                                  Notes will be eligible for purchase by money market funds under paragraph (a)(9) of Rule 2a-7 of the Investment Company Act of 1940, as
                                  amended.

NO LISTING OF SECURITIES ........ The Securities will not be listed on any national securities exchange or automated quotation system of a registered securities association.

RATING OF THE NOTES.............. It is a condition to the issuance of the Notes that the Class
                                  A-1 Notes, Class A-2 Notes, Class A-3 Notes, Class A-4 Notes, Class A-5
                                  Notes and the Class A-P Notes be rated in the highest rating category, that the Class B Notes be rated at least "A" or its equivalent by at least two nationally recognized rating agencies (the "Rating Agencies")
                                  and that the Class C Notes be rated at least "BBB" or its equivalent by at least two Rating Agencies. There can be no assurance that a rating will not be lowered or withdrawn by a Rating Agency if circumstances so warrant.

RISK FACTORS..................... Before making an investment decision, prospective investors should consider the factors that will be set forth under the caption "Risk Factors" in the Prospectus and the Prospectus Supplement.




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



                              THE RECEIVABLES POOL

         The Receivables were purchased or originated by the Bank or AutoFinance Group, Inc. (each a wholly-owned subsidiary of KeyCorp) in the ordinary course of their respective businesses. The pool of Receivables (the "Receivables Pool") will consist of Receivables purchased by the Trust as of the Cutoff Date. The Receivables have been selected from the motor vehicle loan portfolio of each of the Bank and AutoFinance Group, Inc. for inclusion in the Receivables Pool by several criteria, some of which are set forth in the Prospectus under "The Receivables Pools," as well as the requirement that each Receivable (a) has an outstanding principal balance of at least $100.00, (b) as of the Cutoff Date, was not more than 30 days past due, (c) has a scheduled maturity not later than six months before the Final Scheduled Maturity Date, (d) was not subject to a force-placed physical damage insurance policy on the related Financed Vehicle and (e) had an original term to maturity of not more than 84 months. No selection criteria or procedures believed by the Seller to be adverse to the Securityholders were used in selecting the Receivables.

POOL COMPOSITION

         Set forth in the following tables is information concerning the composition, distribution by Contract Rate and the geographic distribution of the Receivables to be conveyed by the Seller to the Trust as of the Cutoff Date.

                                        COMPOSITION OF THE RECEIVABLES POOL
                                               AS OF THE CUTOFF DATE

         Aggregate Principal Balance                                                              $1,045,965,160.79
         Number of Receivables                                                                               96,446
         Average Principal Balance                                                                       $10,845.09
           (Range)                                                                            $128.77 to $49,203.56
         Average Original Amount Financed                                                                $12,975.87
           (Range)                                                                            $776.59 to $57,550.98
         Weighted Average Contract Rate                                                                      11.49%
           (Range)                                                                                 6.00 % to 29.90%
         Weighted Average Original Term                                                                59.40 months
           (Range)                                                                                  12 to 72 months
         Weighted Average Remaining Term                                                               49.08 months
           (Range)                                                                                   3 to 72 months

                DISTRIBUTION BY CONTRACT RATE OF THE RECEIVABLES
                              AS OF THE CUTOFF DATE

                                                                                                         PERCENTAGE
                                                                                                       OF AGGREGATE
                                               NUMBER OF               AGGREGATE                          PRINCIPAL
         CONTRACT RATE RANGE                   RECEIVABLES             PRINCIPAL BALANCE                 BALANCE(1)

          6.00 to  6.99%                               239                 $2,315,813.49                      0.22%
          7.00 to  7.99                              5,010                 60,158,780.50                       5.75
          8.00 to  8.99                             11,267                130,615,062.27                      12.49
          9.00 to  9.99                             16,649                198,039,324.09                      18.93
         10.00 to 10.99                             16,439                191,885,872.61                      18.35
         11.00 to 11.99                             15,349                174,031,942.54                      16.64
         12.00 to 12.99                             11,605                105,174,320.07                      10.06
         13.00 to 13.99                              6,039                 46,242,671.44                       4.42
         14.00 to 14.99                              2,849                 20,651,775.73                       1.97
         15.00 to 15.99                              1,592                 11,529,120.21                       1.10
         16.00 to 16.99                              1,079                 10,386,154.53                       0.99
         17.00 to 17.99                                625                  6,012,411.78                       0.58
         18.00 to 18.99                              2,829                 35,458,049.59                       3.39
         19.00 to 19.99                                686                  8,844,732.44                       0.85
         20.00 to 20.99                                733                  8,344,378.09                       0.80
         21.00 to 21.99                              1,776                 19,653,652.84                       1.88
         22.00 to 22.99                                163                  1,805,842.46                       0.17
         23.00 to 23.99                                875                  9,428,226.74                       0.90
         24.00 to 24.99                                182                  1,720,555.79                       0.16
         25.00 to 25.99                                417                  3,376,276.83                       0.32
         26.00 and above                                43                    290,196.75                       0.03
                                                  --------            ------------------                    -------
           TOTAL                                    96,446            $ 1,045,965,160.79                    100.00%
                                                  ========            ==================                    =======

(1)  Percentages may not add to 100% because of rounding.

         Approximately 34.33% of the aggregate Principal Balance of the Receivables, constituting 27.08% of the number of such Receivables, as of the Cutoff Date represented financing of new vehicles and the remainder represented financing of used vehicles. Approximately 9.29% of the aggregate Principal Balance of the Receivables, constituting 8.49% of the number of such Receivables as of the Cutoff Date, were originated or purchased by AutoFinance Group, Inc. and the remainder were originated or purchased by the Bank. Approximately 2.57% of the aggregate Principal Balance of the Receivables, constituting 2.26% of the number of such Receivables as of the Cutoff Date, are precomputed receivables and the remainder are simple interest receivables.

                 GEOGRAPHIC DISTRIBUTION OF THE RECEIVABLES POOL
                              AS OF THE CUTOFF DATE

                          PERCENTAGE OF                                                             PERCENTAGE OF
                           AGGREGATE                                                                  AGGREGATE
STATE(1)               PRINCIPAL BALANCE (2)                 STATE(1)                             PRINCIPAL BALANCE (2)
--------               ---------------------                 --------                             --------------------

Alabama                       0.03%                          Nebraska                              0.04
Alaska                        0.34                           Nevada                                0.46
Arizona                       1.38                           New Hampshire                         0.97
Arkansas                      0.03                           New Jersey                            0.24
California                    3.67                           New Mexico                            0.91
Colorado                      4.24                           New York                             21.92
Connecticut                   1.68                           North Carolina                        2.75
Delaware                      0.02                           North Dakota                          0.01
Florida                       6.56                           Ohio                                  8.63
Georgia                       0.43                           Oklahoma                              1.53
Hawaii                        0.03                           Oregon                                4.66
Idaho                         0.90                           Pennsylvania                          1.34
Illinois                      1.34                           Rhode Island                          0.13
Indiana                       4.80                           South Carolina                        0.54
Iowa                          0.02                           South Dakota                          0.11
Kansas                        0.06                           Tennessee                             0.18
Kentucky                      0.82                           Texas                                 1.35
Louisiana                     0.02                           Utah                                  2.12
Maine                         9.71                           Vermont                               0.95
Maryland                      0.08                           Virginia                              0.18
Massachusetts                 1.90                           Washington                            8.83
Michigan                      1.99                           Washington, D.C.                      0.01
Minnesota                     0.18                           West Virginia                         0.80
Mississippi                   0.02                           Wisconsin                             0.08
Missouri                      0.08                           Wyoming                               0.51
Montana                       0.30                           Other                                 0.09
                                                                                                   ----

                                                             TOTAL                                  100%
                                                                                                    ===

(1)      Based on the billing addresses of the obligors on the Receivables as of the Cutoff Date.

(2)      Percentages may not add to 100% because of rounding.

DELINQUENCIES AND NET LOSSES

         Set forth below is certain information concerning the combined historical delinquency and loss experience of the Originators pertaining to motor vehicle loans.

         The tables set forth below combine historical motor vehicle loan data for banks and other financial institutions which are direct or indirect subsidiaries of KeyCorp (the "Combined Motor Vehicle Loan Portfolio"). These tables include data for banks and other financial institutions which were acquired by KeyCorp and its subsidiaries since January 1, 1994, including AutoFinance Group, Inc. which was acquired by KeyCorp on September 27, 1995. The tables include data for AutoFinance Group, Inc. prior to the date AutoFinance Group, Inc. was acquired by KeyCorp. The Bank was formed in September, 1995 and assumed the origination activities of the Bank's affiliates (other than AutoFinance Group, Inc.) in the first quarter of 1996.

         Because the composition of the Receivables included in the Trust differs from the Combined Motor Vehicle Loan Portfolio and the underwriting standards and servicing procedures used by some banks or financial institutions in the origination and servicing of motor vehicle loans included in the Combined Motor Vehicle Loan Portfolio prior to the formation of the Bank may have been different from those used by the Bank, there can be no assurance that the delinquency and net loss experience on the Receivables of the Trust will be comparable to that set forth below.



                                                COMBINED MOTOR VEHICLE LOAN PORTFOLIO
                                                     DELINQUENCY EXPERIENCE (1)
                                                                                AT DECEMBER 31
                                    AT SEPTEMBER 30,      ----------------------------------------------------------------------
                                         1997                     1996                   1995                      1994
                                 ----------------------   ----------------------  ------------------------  ---------------------
                                 $            Percent     $           Percent     $             Percent     $            Percent
                                              -------                 -------                   -------                  -------
                                                                 (Dollars in Millions)
Amount of Motor Vehicle Loans    $ 4,911.05     100%        $4,805.39    100.00%     $4,171.49     100.00%   $4,094.64    100.00%
Outstanding
Period of Delinquency:  (2)
     1-2 Months                      119.07    2.42            128.37       2.67         87.32       2.09        58.30      1.42
     Over 2 Months                    21.10    0.43             25.57       0.53         15.35       0.37         9.25      0.23
                                 ----------   -----         ---------   --------    ----------    -------   ----------  --------
                 Total           $   140.17    2.85%        $  153.94       3.20%    $  102.67       2.46%   $   67.55      1.65%
                                 ==========    ====         =========   =========   ==========    =======    =========  ========


(1)      All amounts and percentages are based on the principal amount outstanding on each motor vehicle loan.

(2)      The period of delinquency is based on the number of months the obligors are contractually past due.
         Amounts include repossessions on hand which have not been charged off.


                                                 COMBINED MOTOR VEHICLE LOAN PORTFOLIO
                                                     HISTORICAL NET LOSS EXPERIENCE

                                                             NINE MONTHS                          YEAR ENDED DECEMBER 31,
                                                          ENDED SEPTEMBER 30,     ------------------------------------------
                                                                1997                 1996             1995           1994
                                                          ------------------      ---------        ---------       ---------
                                                                                           (Dollars in Millions)
Amount of Motor Vehicle Loans Outstanding (1)               $4,911.05             $4,805.39        $4,171.49       $4,094.64
Average Amount of Motor Vehicle Loans Outstanding (2)        4,889.24              4,478.81         4,134.49        3,733.40
Gross Charge-Offs(3)                                           100.87                 83.38            53.30           31.41
Recoveries (4)                                                  18.49                 22.56            17.02           13.18
Net Losses (5)                                                  82.38                 60.82            36.28           18.23
Net Losses as a Percentage of Amount Outstanding(6)              2.24                 1.27%             .87%            .45%
Net Losses as a Percentage of Average Amount                     2.25                 1.36%             .88%            .49%
Outstanding(6)


(1)   Amount represents principal amount scheduled to be paid on each motor vehicle loan.

(2)   Average of monthly principal amounts of motor vehicle loans outstanding.

(3)   Gross charge-offs to the net remaining principal balance, including earned but not yet received finance charges, repossession expenses, unpaid extension fees and dealer reserve charge-offs less any proceeds from the liquidation of the related vehicle.

(4)   Post-disposition monies received on previously charged-off motor vehicle loans including proceeds of liquidation of the related vehicle after the related charge-off and recoveries for dealer reserve charge-offs and dealer reserve charge-backs.

(5)   Gross charge-offs less recoveries.

(6)   September 30, 1997 amounts are annualized.



         Delinquencies and net charge-offs are affected by a number of social, economic and other factors that may affect an Obligor's ability or willingness to pay, such as the amount or types of indebtedness incurred by such Obligor in addition to the Receivable on which such Obligor is indebted, and there can be no assurance as to the level of future total delinquencies or the severity of future net charge-offs. As a result, the delinquency and net charge-off experience of the Receivables may differ from those shown in the tables.



                     WEIGHTED AVERAGE LIFE OF THE SECURITIES

         Prepayments on motor vehicle receivables can be measured relative to a prepayment standard or model. The model used in this Term Sheet, the Absolute Prepayment Model ("ABS"), represents an assumed rate of prepayment each month relative to the original number of receivables in a pool of receivables. ABS further assumes that all the receivables are the same size and amortize at the same rate and that each receivable in each month of its life will either be paid as scheduled or be prepaid in full. For example, in a pool of receivables originally containing 10,000 receivables, a 1% ABS rate means that 100 receivables prepay each month. ABS does not purport to be an historical description of prepayment experience or a prediction of the anticipated rate of prepayment of any pool of receivables, including the Receivables.

         The tables captioned "Percent of Initial Class A-1 Note and Class A-2 Note Principal Balances at Various ABS Percentages" and "Percent of Initial Class A-3 Note and Class A-4 Note Principal Balances at Various ABS Percentages" and "Percent of Initial Class A-5 Note and Class A-P Note Principal Balances at Various ABS Percentages" and "Percent of Initial Class B Note and Class C Note Principal Balances at Various ABS Percentages" (together, the "ABS Table") have been prepared on the basis of the characteristics of the Receivables. The ABS Table assumes that (a) the Receivables prepay in full at the specified constant percentage of ABS monthly, with no defaults, losses or repurchases, (b) each scheduled monthly payment on the Receivables is made on the last day of each month and each month has 30 days, (c) payments on the Notes and distributions on the Certificates are made on each Distribution Date (and each such date is assumed to be the 15th day of each applicable month), (d) the balance in the Reserve Account and the Class C Reserve Account on each Distribution Date is equal to the Specified Reserve Account Balance and the Specified Class C Reserve Account Balance, respectively, and (e) the Seller exercises its option to purchase the Receivables. The ABS Table indicates the projected weighted average life of each class of Notes and sets forth the percent of the initial principal amount of each class of Notes that is projected to be outstanding after each of the Distribution Dates shown at various constant ABS percentages.

         The ABS Table also assumes that the Receivables have been aggregated into hypothetical pools with all of the Receivables within each such pool having the following characteristics and that the level scheduled monthly payment for each of the pools (which is based on its aggregate principal balance, Contract Rate, original number of scheduled payments and remaining number of scheduled payments as of the Cutoff Date) will be such that each pool will be fully amortized by the end of its remaining term to maturity. Each hypothetical pool has an assumed cutoff date as of the Cutoff Date.


                                                                               ORIGINAL                REMAINING
                                                                                 TERM                    TERM
                                 AGGREGATE               CONTRACT             TO MATURITY             TO MATURITY
POOL                         PRINCIPAL BALANCE             RATE               (IN MONTHS)             (IN MONTHS)
----                         -----------------             ----               -----------             -----------

1                          $  97,177,179.83                 19.81%               57                      54
2                          $ 123,428,405.72                 11.08%               43                      27
3                          $ 269,056,051.91                 10.63%               57                      43
4                          $ 429,459,543.16                 10.47%               63                      54
5                          $ 126,843,980.17                 10.83%               69                      64

         The actual characteristics and performance of the Receivables will differ from the assumptions used in constructing the ABS Table. The assumptions used are hypothetical and have been provided only to give a general sense of how the principal cash flows might behave under varying prepayment scenarios. For example, it is very unlikely that the Receivables will prepay at a constant level of ABS until maturity or that all of the Receivables will prepay at the same level of ABS. Moreover, the diverse terms of Receivables within each of the hypothetical pools could produce slower or faster principal distributions than indicated in the ABS Table at the various constant percentages of ABS specified, even if the original and remaining terms to maturity of the Receivables are as assumed. Any difference between such assumptions and the actual characteristics and performance of the Receivables, or actual prepayment experience, will affect the percentages of initial balances outstanding over time and the weighted average lives of each class of Notes.

THE ABS TABLE HAS BEEN PREPARED BASED ON THE ASSUMPTIONS DESCRIBED ABOVE (INCLUDING THE ASSUMPTIONS REGARDING THE CHARACTERISTICS AND PERFORMANCE OF THE RECEIVABLES WHICH WILL DIFFER FROM THE ACTUAL CHARACTERISTICS AND PERFORMANCE THEREOF) AND SHOULD BE READ IN CONJUNCTION THEREWITH.


        PERCENT OF INITIAL CLASS A-1 NOTE AND CLASS A-2 NOTE PRINCIPAL BALANCES AT VARIOUS ABS PERCENTAGES



                                     CLASS A-1 NOTES                              CLASS A-2 NOTES
                       ------------------------------------------   ------------------------------------------
DISTRIBUTION DATE        0.0%    1.0%     1.5%     1.7%     2.0%     0.0%     1.0%     1.5%     1.7%      2.0%
-----------------        ----    ----     ----     ----     ----     ----     ----     ----     ----      ----

Closing Date           100.00   100.00   100.00   100.00   100.00   100.00   100.00   100.00   100.00   100.00
January 1998            91.95    87.51    84.87    83.72    81.86   100.00   100.00   100.00   100.00   100.00
February 1998           83.58    74.86    69.69    67.43    63.80   100.00   100.00   100.00   100.00   100.00
March 1998              75.09    62.29    54.69    51.38    46.05   100.00   100.00   100.00   100.00   100.00
April 1998              66.61    49.90    39.99    35.66    28.71   100.00   100.00   100.00   100.00   100.00
May 1998                58.06    37.62    25.50    20.21    11.72   100.00   100.00   100.00   100.00   100.00
June 1998               49.48    25.49    11.28     5.07     0.00   100.00   100.00   100.00   100.00    92.50
July 1998               40.84    13.48     0.00     0.00     0.00   100.00   100.00    95.70    85.35    68.41
August 1998             32.16     1.78     0.00     0.00     0.00   100.00   100.00    76.36    65.16    46.89
September 1998          24.26     0.00     0.00     0.00     0.00   100.00    87.62    58.83    46.52    26.47
October 1998            16.93     0.00     0.00     0.00     0.00   100.00    72.78    41.60    28.24     6.54
November 1998            9.52     0.00     0.00     0.00     0.00   100.00    58.09    24.67    10.34     0.00
December 1998            2.04     0.00     0.00     0.00     0.00   100.00    43.57     8.07     0.00     0.00
January 1999             0.00     0.00     0.00     0.00     0.00    91.95    29.20     0.00     0.00     0.00
February 1999            0.00     0.00     0.00     0.00     0.00    80.81    14.99     0.00     0.00     0.00
March 1999               0.00     0.00     0.00     0.00     0.00    69.56     0.94     0.00     0.00     0.00
April 1999               0.00     0.00     0.00     0.00     0.00    58.21     0.00     0.00     0.00     0.00
May 1999                 0.00     0.00     0.00     0.00     0.00    46.75     0.00     0.00     0.00     0.00
June 1999                0.00     0.00     0.00     0.00     0.00    35.18     0.00     0.00     0.00     0.00
July 1999                0.00     0.00     0.00     0.00     0.00    23.50     0.00     0.00     0.00     0.00
August 1999              0.00     0.00     0.00     0.00     0.00    11.71     0.00     0.00     0.00     0.00
September 1999           0.00     0.00     0.00     0.00     0.00     0.00     0.00     0.00     0.00     0.00
October 1999             0.00     0.00     0.00     0.00     0.00     0.00     0.00     0.00     0.00     0.00
November 1999            0.00     0.00     0.00     0.00     0.00     0.00     0.00     0.00     0.00     0.00
December 1999            0.00     0.00     0.00     0.00     0.00     0.00     0.00     0.00     0.00     0.00
Weighted Average
  Life (years)(1)        0.55     0.39     0.33     0.31     0.29     1.44     1.02     0.85     0.79     0.71


(1)   The weighted average life of a Note is determined by (a) multiplying the amount of each principal payment of such Note by the number of years from the date of the issuance of such Note to the related
      Distribution Date, (b) adding the results and (c) dividing the sum by the related initial principal amount of such Note.


               PERCENT OF INITIAL CLASS A-3 NOTE AND CLASS A-4 NOTE PRINCIPAL BALANCES AT VARIOUS ABS PERCENTAGES



                                         CLASS A-3 NOTES                                             CLASS A-4 NOTES
                    ----------------------------------------------------------  ---------------------------------------------------
DISTRIBUTION DATE      0.0%        1.0%       1.5%        1.7%         2.0%       0.0%        1.0%       1.5%       1.7%      2.0%
-----------------      ----        ----       ----        ----         ----       ----        ----       ----       ----      ----

Closing Date          100.00      100.00     100.00      100.00       100.00     100.00      100.00     100.00     100.00    100.00
January 1998          100.00      100.00     100.00      100.00       100.00     100.00      100.00     100.00     100.00    100.00
February 1998         100.00      100.00     100.00      100.00       100.00     100.00      100.00     100.00     100.00    100.00
March 1998            100.00      100.00     100.00      100.00       100.00     100.00      100.00     100.00     100.00    100.00
April 1998            100.00      100.00     100.00      100.00       100.00     100.00      100.00     100.00     100.00    100.00
May 1998              100.00      100.00     100.00      100.00       100.00     100.00      100.00     100.00     100.00    100.00
June 1998             100.00      100.00     100.00      100.00       100.00     100.00      100.00     100.00     100.00    100.00
July 1998             100.00      100.00     100.00      100.00       100.00     100.00      100.00     100.00     100.00    100.00
August 1998           100.00      100.00     100.00      100.00       100.00     100.00      100.00     100.00     100.00    100.00
September 1998        100.00      100.00     100.00      100.00       100.00     100.00      100.00     100.00     100.00    100.00
October 1998          100.00      100.00     100.00      100.00       100.00     100.00      100.00     100.00     100.00    100.00
November 1998         100.00      100.00     100.00      100.00       88.64      100.00      100.00     100.00     100.00    100.00
December 1998         100.00      100.00     100.00      93.68        71.96      100.00      100.00     100.00     100.00    100.00
January 1999          100.00      100.00     92.76       78.61        55.72      100.00      100.00     100.00     100.00    100.00
February 1999         100.00      100.00     78.71       63.88        39.93      100.00      100.00     100.00     100.00    100.00
March 1999            100.00      100.00     64.94       49.50        24.59      100.00      100.00     100.00     100.00    100.00
April 1999            100.00      88.62      51.47       35.48         9.72      100.00      100.00     100.00     100.00    100.00
May 1999              100.00      76.56      38.29       21.83         0.00      100.00      100.00     100.00     100.00    95.25
June 1999             100.00      64.65      25.42        8.54         0.00      100.00      100.00     100.00     100.00    81.12
July 1999             100.00      52.89      12.85        0.00         0.00      100.00      100.00     100.00      95.56    67.49
August 1999           100.00      41.29       0.59        0.00         0.00      100.00      100.00     100.00      82.85    54.35
September 1999        99.83       29.85       0.00        0.00         0.00      100.00      100.00     88.49       70.53    41.71
October 1999          89.26       18.57       0.00        0.00         0.00      100.00      100.00     76.71       58.60    29.58
November 1999         78.59        7.46       0.00        0.00         0.00      100.00      100.00     65.29       47.08    17.97
December 1999         67.82        0.00       0.00        0.00         0.00      100.00      96.46      54.14       35.96     6.88
January 2000          56.95        0.00       0.00        0.00         0.00      100.00      85.54      43.36       25.25     0.00
February 2000         45.97        0.00       0.00        0.00         0.00      100.00      74.79      32.92       14.96     0.00
March 2000            34.89        0.00       0.00        0.00         0.00      100.00      64.22      22.84       5.10      0.00
April 2000            26.19        0.00       0.00        0.00         0.00      100.00      55.52      14.23       0.00      0.00
May 2000              17.41        0.00       0.00        0.00         0.00      100.00      46.95       5.89       0.00      0.00
June 2000              8.55        0.00       0.00        0.00         0.00      100.00      38.52       0.00       0.00      0.00
July 2000              0.00        0.00       0.00        0.00         0.00       99.60      30.23       0.00       0.00      0.00
August 2000            0.00        0.00       0.00        0.00         0.00       90.44      22.09       0.00       0.00      0.00
September 2000         0.00        0.00       0.00        0.00         0.00       81.20      14.10       0.00       0.00      0.00
October 2000           0.00        0.00       0.00        0.00         0.00       71.87       6.26       0.00       0.00      0.00
November 2000          0.00        0.00       0.00        0.00         0.00       62.45       0.00       0.00       0.00      0.00
December 2000          0.00        0.00       0.00        0.00         0.00       52.94       0.00       0.00       0.00      0.00
January 2001           0.00        0.00       0.00        0.00         0.00       43.33       0.00       0.00       0.00      0.00
February 2001          0.00        0.00       0.00        0.00         0.00       33.64       0.00       0.00       0.00      0.00
March 2001             0.00        0.00       0.00        0.00         0.00       23.85       0.00       0.00       0.00      0.00
April 2001             0.00        0.00       0.00        0.00         0.00       13.97       0.00       0.00       0.00      0.00
May 2001               0.00        0.00       0.00        0.00         0.00       3.99        0.00       0.00       0.00      0.00
June 2001              0.00        0.00       0.00        0.00         0.00       0.00        0.00       0.00       0.00      0.00
Weighted Average
  Life (years) (1)     2.20        1.66       1.40        1.30         1.17       3.08        2.46       2.10       1.96      1.76

(1)   The weighted average life of a Note is determined by (a) multiplying the amount of each principal payment of such Note by the number of years from the date of the issuance of such Note to the related
      Distribution Date, (b) adding the results and (c) dividing the sum by the related initial principal amount of such Note.


                 PERCENT OF INITIAL CLASS A-5 NOTE AND CLASS A-P NOTE PRINCIPAL BALANCES AT VARIOUS ABS PERCENTAGES


                                       CLASS A-5 NOTES                                            CLASS A-P NOTES
                  --------------------------------------------------------      ----------------------------------------------------
DISTRIBUTION DATE       0.0%       1.0%       1.5%       1.7%       2.0%          0.0%        1.0%       1.5%        1.7%      2.0%
-----------------       ----       ----       ----       ----       ----          ----        ----       ----        ----      ----

Closing Date          100.00     100.00     100.00     100.00     100.00        100.00      100.00     100.00      100.00    100.00
January 1998          100.00     100.00     100.00     100.00     100.00        100.00      100.00     100.00      100.00    100.00
February 1998         100.00     100.00     100.00     100.00     100.00        100.00      100.00     100.00      100.00    100.00
March 1998            100.00     100.00     100.00     100.00     100.00        100.00      100.00     100.00      100.00    100.00
April 1998            100.00     100.00     100.00     100.00     100.00        100.00      100.00     100.00      100.00    100.00
May 1998              100.00     100.00     100.00     100.00     100.00        100.00      100.00     100.00      100.00    100.00
June 1998             100.00     100.00     100.00     100.00     100.00        100.00      100.00     100.00      100.00     98.30
July 1998             100.00     100.00     100.00     100.00     100.00        100.00      100.00      99.02       96.68     92.38
August 1998           100.00     100.00     100.00     100.00     100.00        100.00      100.00      94.64       92.10     87.95
September 1998        100.00     100.00     100.00     100.00     100.00        100.00       97.19      90.66       87.87     83.32
October 1998          100.00     100.00     100.00     100.00     100.00        100.00       93.82      86.75       83.72     78.80
November 1998         100.00     100.00     100.00     100.00     100.00        100.00       90.49      82.91       79.66     74.38
December 1998         100.00     100.00     100.00     100.00     100.00        100.00       87.20      79.14       75.68     70.08
January 1999          100.00     100.00     100.00     100.00     100.00         98.17       83.94      75.45       71.80     65.90
February 1999         100.00     100.00     100.00     100.00     100.00         95.65       80.71      71.82       68.00     61.82
March 1999            100.00     100.00     100.00     100.00     100.00         93.09       77.53      68.27       64.29     57.87
April 1999            100.00     100.00     100.00     100.00     100.00         90.52       74.38      64.80       60.68     54.04
May 1999              100.00     100.00     100.00     100.00     100.00         87.92       71.27      61.40       57.16     50.32
 June 1999            100.00     100.00     100.00     100.00     100.00         85.29       68.20      58.08       53.73     46.73
July 1999             100.00     100.00     100.00     100.00     100.00         82.64       65.17      54.84       50.40     43.26
August 1999           100.00     100.00     100.00     100.00     100.00         79.97       62.18      51.68       47.17     39.92
September 1999        100.00     100.00     100.00     100.00     100.00         77.27       59.23      48.60       44.03     36.70
October 1999          100.00     100.00     100.00     100.00     100.00         74.54       56.32      45.61       41.00     33.62
November 1999         100.00     100.00     100.00     100.00     100.00         71.79       53.45      42.69       38.07     30.66
December 1999         100.00     100.00     100.00     100.00     100.00         69.02       50.63      39.86       35.24     27.84
January 2000          100.00     100.00     100.00     100.00      96.42         66.21       47.85      37.12       32.52     25.16
February 2000         100.00     100.00     100.00     100.00      86.65         63.38       45.12      34.47       29.90     22.61
March 2000            100.00     100.00     100.00     100.00      77.42         60.52       42.43      31.90       27.39     20.20
April 2000            100.00     100.00     100.00      96.63      69.16         58.28       40.21      29.71       25.21     18.04
May 2000              100.00     100.00     100.00      88.60      61.30         56.02       38.03      27.59       23.12     16.00
June 2000             100.00     100.00      97.89      80.90      53.87         53.73       35.89      25.54       21.11     14.05
July 2000             100.00     100.00      90.29      73.52      46.85         51.43       33.78      23.56       19.18     12.22
August 2000           100.00     100.00      82.98      66.48      40.25         49.10       31.71      21.65       17.34     10.50
September 2000        100.00     100.00      75.94      59.77      34.09         46.75       29.68      19.81       15.60      8.89
October 2000          100.00     100.00      69.19      53.41      28.36         44.37       27.68      18.05       13.94      7.40
November 2000         100.00      98.61      62.72      47.39      23.08         41.98       25.73      16.36       12.37      6.02
December 2000         100.00      91.26      56.55      41.73       0.00         39.56       23.81      14.75       10.89      0.00
January 2001          100.00      84.07      50.67      36.42       0.00         37.11       21.93      13.22        9.50      0.00
February 2001         100.00      77.03      45.09      31.48       0.00         34.65       20.10      11.76        8.21      0.00
March 2001            100.00      70.15      39.81      26.91       0.00         32.16       18.30      10.39        7.02      0.00
April 2001            100.00      63.43      34.84      22.71       0.00         29.64       16.55       9.09        5.92      0.00
May 2001              100.00      56.87      30.19       0.00       0.00         27.11       14.84       7.88        0.00      0.00
June 2001              94.07      50.48      25.85       0.00       0.00         24.54       13.17       6.75        0.00      0.00
July 2001              84.15      44.26       0.00       0.00       0.00         21.96       11.55       0.00        0.00      0.00
August 2001            77.72      39.96       0.00       0.00       0.00         20.28       10.43       0.00        0.00      0.00
September 2001         71.23      35.96       0.00       0.00       0.00         18.59        9.33       0.00        0.00      0.00
October 2001           64.67      31.68       0.00       0.00       0.00         16.87        8.26       0.00        0.00      0.00
November 2001          58.05      27.70       0.00       0.00       0.00         15.15        7.23       0.00        0.00      0.00
December 2001          51.36      23.83       0.00       0.00       0.00         13.40        6.22       0.00        0.00      0.00
January 2002           44.60       0.00       0.00       0.00       0.00         11.64        0.00       0.00        0.00      0.00
February 2002          37.77       0.00       0.00       0.00       0.00          9.85        0.00       0.00        0.00      0.00
March 2002             30.87       0.00       0.00       0.00       0.00          8.06        0.00       0.00        0.00      0.00
April 2002             23.91       0.00       0.00       0.00       0.00          6.24        0.00       0.00        0.00      0.00
May 2002                0.00       0.00       0.00       0.00       0.00          0.00        0.00       0.00        0.00      0.00
June 2002               0.00       0.00       0.00       0.00       0.00          0.00        0.00       0.00        0.00      0.00
Weighted Average
  Life (years)(1)       4.04       3.59       3.15       2.95       2.61          2.73        2.22       1.91        1.78      1.59

(1)   The weighted average life of a Note is determined by (a) multiplying the amount of each principal payment of such Note by the number of years from the date of the issuance of such Note to the related
      Distribution Date, (b) adding the results and (c) dividing the sum by the related initial principal amount of such Note.


                   PERCENT OF INITIAL CLASS B NOTE AND CLASS C NOTE PRINCIPAL BALANCES AT VARIOUS ABS PERCENTAGES


                                       CLASS B NOTES                                         CLASS C NOTES
                  --------------------------------------------------------   ------------------------------------------------
DISTRIBUTION DATE       0.0%        1.0%        1.5%       1.7%       2.0%      0.0%      1.0%       1.5%      1.7%      2.0%
                        ----        ----        ----       ----       ----      ----      ----       ----      ----      ----

Closing Date          100.00      100.00      100.00     100.00     100.00    100.00    100.00     100.00    100.00    100.00
January 1998          100.00      100.00      100.00     100.00     100.00    100.00    100.00     100.00    100.00    100.00
February 1998         100.00      100.00      100.00     100.00     100.00    100.00    100.00     100.00    100.00    100.00
March 1998            100.00      100.00      100.00     100.00     100.00    100.00    100.00     100.00    100.00    100.00
April 1998            100.00      100.00      100.00     100.00     100.00    100.00    100.00     100.00    100.00    100.00
May 1998              100.00      100.00      100.00     100.00     100.00    100.00    100.00     100.00    100.00    100.00
June 1998             100.00      100.00      100.00     100.00      98.93    100.00    100.00     100.00    100.00     98.93
July 1998             100.00      100.00       99.62      97.28      94.05    100.00    100.00      99.62     97.28     94.05
August 1998           100.00      100.00       95.55      92.94      89.25    100.00    100.00      95.55     92.94     89.25
September 1998        100.00       97.19       91.54      88.67      84.55    100.00     97.19      91.54     88.67     84.55
October 1998          100.00       93.82       87.59      84.49      79.96    100.00     93.82      87.59     84.49     79.96
November 1998         100.00       90.49       83.71      80.39      75.48    100.00     90.49      83.71     80.39     75.48
December 1998         100.00       87.20       79.91      76.38      71.12    100.00     87.20      79.91     76.38     71.12
January 1999           98.17       83.94       76.18      72.45      66.87     98.17     83.94      76.18     72.45     66.87
February 1999          95.65       80.71       72.52      68.62      62.74     95.65     80.71      72.52     68.62     62.74
March 1999             93.09       77.53       68.93      64.88      58.72     93.09     77.53      68.93     64.88     58.72
April 1999             90.52       74.38       65.43      61.23      54.83     90.52     74.38      65.43     61.23     54.83
May 1999               87.92       71.27       62.00      57.68      51.06     87.92     71.27      62.00     57.68     51.06
 June 1999             85.29       68.20       58.65      54.22      47.42     85.29     68.20      58.65     54.22     47.42
July 1999              82.64       65.17       55.37      50.86      43.90     82.64     65.17      55.37     50.86     43.90
August 1999            79.97       62.18       52.18      47.60      40.51     79.97     62.18      52.18     47.60     40.51
September 1999         77.27       59.23       49.07      44.44      37.24     77.27     59.23      49.07     44.44     37.24
 October 1999          74.54       56.32       46.05      41.37      34.11     74.54     56.32      46.05     41.37     34.11
November 1999          71.79       53.45       43.11      38.42      31.12     71.79     53.45      43.11     38.42     31.12
December 1999          69.02       50.63       40.25      35.56      28.25     69.02     50.63      40.25     35.56     28.25
January 2000           66.21       47.85       37.48      32.81      25.53     66.21     47.85      37.48     32.81     25.53
 February 2000         63.38       45.12       34.80      30.17      22.94     63.38     45.12      34.80     30.17     22.94
March 2000             60.52       42.43       32.21      27.64      20.50     60.52     42.43      32.21     27.64     20.50
April 2000             58.28       40.21       30.00      25.44      18.31     58.28     40.21      30.00     25.44     18.31
May 2000               56.02       38.03       27.86      23.33      16.23     56.02     38.03      27.86     23.33     16.23
June 2000              53.73       35.89       25.79      21.30      14.26     53.73     35.89      25.79     21.30     14.26
July 2000              51.43       33.78       23.79      19.36      12.40     51.43     33.78      23.79     19.36     12.40
August 2000            49.10       31.71       21.86      17.50      10.66     49.10     31.71      21.86     17.50     10.66
September 2000         46.75       29.68       20.01      15.74       9.03     46.75     29.68      20.01     15.74      9.03
October 2000           44.37       27.68       18.23      14.06       7.51     44.37     27.68      18.23     14.06      7.51
November 2000          41.98       25.73       16.52      12.48       6.11     41.98     25.73      16.52     12.48      6.11
December 2000          39.56       23.81       14.90      10.99       0.00     39.56     23.81      14.90     10.99      0.00
January 2001           37.11       21.93       13.35       9.59       0.00     37.11     21.93      13.35      9.59      0.00
February 2001          34.65       20.10       11.88       8.29       0.00     34.65     20.10      11.88      8.29      0.00
March 2001             32.16       18.30       10.49       7.08       0.00     32.16     18.30      10.49      7.08      0.00
April 2001             29.64       16.55        9.18       5.98       0.00     29.64     16.55       9.18      5.98      0.00
May 2001               27.11       14.84        7.95       0.00       0.00     27.11     14.84       7.95      0.00      0.00
June 2001              24.54       13.17        6.81       0.00       0.00     24.54     13.17       6.81      0.00      0.00
July 2001              21.96       11.55        0.00       0.00       0.00     21.96     11.55       0.00      0.00      0.00
August 2001            20.28       10.43        0.00       0.00       0.00     20.28     10.43       0.00      0.00      0.00
September 2001         18.59        9.33        0.00       0.00       0.00     18.59      9.33       0.00      0.00      0.00
October 2001           16.87        8.26        0.00       0.00       0.00     16.87      8.26       0.00      0.00      0.00
November 2001          15.15        7.23        0.00       0.00       0.00     15.15      7.23       0.00      0.00      0.00
December 2001          13.40        6.22        0.00       0.00       0.00     13.40      6.22       0.00      0.00      0.00
January 2002           11.64        0.00        0.00       0.00       0.00     11.64      0.00       0.00      0.00      0.00
February 2002           9.85        0.00        0.00       0.00       0.00      9.85      0.00       0.00      0.00      0.00
March 2002              8.06        0.00        0.00       0.00       0.00      8.06      0.00       0.00      0.00      0.00
April 2002              6.24        0.00        0.00       0.00       0.00      6.24      0.00       0.00      0.00      0.00
May 2002                0.00        0.00        0.00       0.00       0.00      0.00      0.00       0.00      0.00      0.00
June 2002               0.00        0.00        0.00       0.00       0.00      0.00      0.00       0.00      0.00      0.00
Weighted Average
  Life (years)(1)       2.73        2.22        1.92       1.79       1.61      2.73      2.22       1.92      1.79      1.61

(1)   The weighted average life of a Note is determined by (a) multiplying the amount of each principal payment of such Note by the number of years from the date of the issuance of such Note to the related
      Distribution Date, (b) adding the results and (c) dividing the sum by the related initial principal amount of such Note.

                              DEFINITIONAL APPENDIX


                  "Additional Principal Distributable Amount" means, for any Distribution Date, the excess of (a) the sum of the Outstanding Amount of the Notes plus the outstanding principal balance of the Certificates before giving effect to the distributions on such Distribution Date over (b) the sum of (i) the Pool Balance as of the close of business on the last day of the related collection period plus (ii) the sum of the amounts deposited into the note distribution account and certificate distribution account in respect of the Principal Distributable Amount for such Distribution Date.

                  "Available Interest" for a Distribution Date shall mean the sum of the following amounts with respect to the related collection period: (a) that portion of the collections on the Receivables received during the related collection period that is allocable to interest in accordance with the Servicer's customary servicing procedures (including, without duplication, amounts allocable to interest withdrawn from the payahead account, but excluding such amounts deposited in the Payahead Account); (b) all Liquidation Proceeds received during such collection period; and (c) all Purchase Amounts, to the extent attributable to accrued interest, of all Receivables that are repurchased by the Seller or purchased by the Servicer under an obligation which arose during the related collection period.

                  "Available Principal" for a Distribution Date means the sum of the following amounts with respect to the preceding collection period:
         (a) that portion of all collections received during such collection period and allocable to principal in accordance with Servicer's customary servicing procedures (including, without duplication, amounts allocable to principal withdrawn from the payahead account, but excluding such amounts deposited in the payahead account); and (b) to the extent attributable to principal, the Purchase Amount received with respect to each Receivable repurchased by Seller or purchased by Servicer under an obligation which arose during the related collection period.

                  "Class A Noteholders' Principal Distributable Amount" means, for any Distribution Date, the sum of (i) the Class A-1 Noteholders' Principal Distributable Amount, (ii) the Class A-2 Noteholders' Principal Distributable Amount, (iii) the Class A-3 Noteholders' Principal Distributable Amount, (iv) the Class A-4 Noteholders' Principal Distributable Amount, (v) the Class A-5 Noteholders' Principal Distributable Amount and (vi) the Class A-P Noteholders' Principal Distributable Amount, in each case, as of such Distribution Date.

                  "Class A Noteholders' Monthly Principal Distributable Amount" means (i) the Noteholders' Monthly Principal Distributable Amount, for any Distribution Date on which the Class A-1 Notes remain outstanding and (ii) for all other Distribution Dates, shall equal the product of
         (x) the Noteholders' Monthly Principal Distributable Amount for such Distribution Date and (y) the Class A Principal Percentage.

                  "Class A Principal Percentage" means (i) for any Distribution Date before the Additional Principal Distributable Amount is reduced to zero, the quotient of the Outstanding Amount of the Class A Notes divided by the aggregate Outstanding Amount of the Class A Notes, the Class B Notes and the Class C Notes, in each case as of the Record Date related to such Distribution Date, and (ii) for each other Distribution Date, such quotient as of the Distribution Date on which the Additional Principal Distributable Amount is reduced to zero.

                  "Class A Premium Reduction Amount" means (i) zero for any Distribution Date on which there are any outstanding Class A-1 Notes and (ii) the Non-Class A-P Percentage of the Premium Reduction Amount for any other Distribution Date.

                  "Class A-1 Noteholders' Monthly Principal Distributable Amount" means, with respect to any Distribution Date until the Distribution Date on which the Outstanding Amount of the Class A-1 Notes has been reduced to zero, 100% of the Class A Noteholders' Monthly Principal Distributable Amount for such Distribution Date.

                  "Class A-1 Noteholders' Principal Carryover Shortfall" means, with respect to any Distribution Date, the excess of the Class A-1 Noteholders' Principal Distributable Amount for the preceding Distribution Date over the amount that was actually deposited in the Note Distribution Account in respect of principal of the Class A-1 Notes on such preceding Distribution Date.

                  "Class A-1 Noteholders' Principal Distributable Amount" means, with respect to any Distribution Date, the sum of (a) the Class A-1 Noteholders' Monthly Principal Distributable Amount for such Distribution Date, (b) the Class A-1 Noteholders' Principal Carryover Shortfall for such Distribution Date, and (c) the Premium Reduction Amount, if any, for such Distribution Date; provided, however, that the sum of clauses (a), (b) and (c) shall not exceed the Outstanding Amount of the A-1 Notes, and, on the Class A-1 Final Scheduled Maturity Date, the Class A-1 Noteholders' Principal Distributable Amount will include the amount, to the extent of available funds, necessary (after giving effect to the other amounts to be deposited in the Note Distribution Account on such Distribution Date and allocable to principal) to reduce the Outstanding Amount of the Class A-1 Notes to zero.

                  "Class A-2 Noteholders' Monthly Principal Distributable Amount" means, with respect to each Distribution Date on or after the Distribution Date on which an amount sufficient to reduce the Outstanding Amount of the Class A-1 Notes to zero has been deposited in the Note Distribution Account, the excess of (a) 100% of the Class A Noteholders' Monthly Principal Distributable Amount (less the portion thereof, if any, applied to reduce the Outstanding Amount of the Class A-1 Notes to zero on such Distribution Date) over (b) the Class A-P Noteholders' Monthly Principal Distributable Amount for such Distribution Date.

                  "Class A-2 Noteholders' Principal Carryover Shortfall" means, with respect to any Distribution Date, the excess of the Class A-2 Noteholders' Principal Distributable Amount for the preceding Distribution Date over the amount that was actually deposited in the Note Distribution Account in respect of principal of the Class A-2 Notes on such preceding Distribution Date.

                  "Class A-2 Noteholders' Principal Distributable Amount" means, with respect to any Distribution Date, the sum of (a) the Class A-2 Noteholders' Monthly Principal Distributable Amount for such Distribution Date, (b) the Class A-2 Noteholders' Principal Carryover Shortfall for such Distribution Date and (c) the Class A Premium Reduction Amount, if any, not applied to the Class A-1 Notes for such Distribution Date; provided, however, that until an amount sufficient to reduce the Outstanding Amount of the Class A-1 Notes to zero has been deposited in the Note Distribution Account, the Class A-2 Noteholders' Principal Distributable Amount shall be zero; provided, further, that the sum of clauses (a), (b) and (c) shall not exceed the Outstanding Amount of the Class A-2 Notes, and, on the final scheduled maturity date of the Class A-2 Notes, the Class A-2 Noteholders' Principal Distributable Amount will include the amount, to the extent of available funds, necessary (after giving effect to the other amounts to be deposited in the Note Distribution Account on such Distribution Date and allocable to principal) to reduce the Outstanding Amount of the Class A-2 Notes to zero.

                  "Class A-3 Noteholders' Monthly Principal Distributable Amount" means, with respect to each Distribution Date on or after the Distribution Date on which an amount sufficient to reduce the Outstanding Amount of the Class A-2 Notes to zero has been deposited in the Note Distribution Account, the excess of (a) 100% of the Class A Noteholders' Monthly Principal Distributable Amount (less the portion thereof, if any, applied to reduce the Outstanding Amount of the Class A-1 Notes and the Class A-2 Notes to zero on such Distribution Date) over (b) the Class A-P Noteholders' Monthly Principal Distributable Amount for such Distribution Date.

                  "Class A-3 Noteholders' Principal Carryover Shortfall" means, with respect to any Distribution Date, the excess of the Class A-3 Noteholders' Principal Distributable Amount for the preceding Distribution Date over the amount that was actually deposited in the Note Distribution Account in respect of principal of the Class A-3 Notes on such preceding Distribution Date.

                  "Class A-3 Noteholders' Principal Distributable Amount" means, with respect to any Distribution Date the sum of (a) the Class A-3 Noteholders' Monthly Principal Distributable Amount for such Distribution Date, (b) the Class A-3 Noteholders' Principal Carryover Shortfall for such Distribution Date, and (c) the Class A Premium Reduction Amount, if any, not applied to the Class A-1 Notes or Class A-2 Notes for such Distribution Date; provided, however, that, until an amount sufficient to reduce the Outstanding Amount of the Class A-2 Notes to zero has been deposited in the Note Distribution Account, the Class A-3 Noteholders' Principal Distributable Amount shall be zero; provided, further, that the sum of clauses (a), (b) and (c) shall not exceed the outstanding principal amount of the Class A-3 Notes, and on the final scheduled maturity date of the Class A-3 Notes, the Class A-3 Noteholders' Principal Distributable Amount will include the amount, to the extent of available funds, necessary (after giving effect to the other amounts to be deposited in the Note Distribution Account on such Distribution Date and allocable to principal) to reduce the Outstanding Amount of the Class A-3 Notes to zero.

                  "Class A-4 Noteholders' Monthly Principal Distributable Amount" means, with respect to each Distribution Date on or after the Distribution Date on which an amount sufficient to reduce the Outstanding Amount of the Class A-3 Notes to zero has been deposited in the Note Distribution Account, the excess of (a) 100% of the Class A Noteholders' Monthly Principal Distributable Amount (less the portion thereof, if any, applied to reduce the Outstanding Amount of the Class A-1 Notes, Class A-2 Notes and the Class A-3 Notes to zero on such Distribution Date) over (b) the Class A-P Noteholders' Monthly Principal Distributable Amount for such Distribution Date.

                  "Class A-4 Noteholders' Principal Carryover Shortfall" means, with respect to any Distribution Date, the excess of the Class A-4 Noteholders' Principal Distributable Amount for the preceding Distribution Date over the amount that was actually deposited in the Note Distribution Account in respect of principal of the Class A-4 Notes on such preceding Distribution Date.

                  "Class A-4 Noteholders' Principal Distributable Amount" means, with respect to any Distribution Date the sum of (a) the Class A-4 Noteholders' Monthly Principal Distributable Amount for such Distribution Date, (b) the Class A-4 Noteholders' Principal Carryover Shortfall for such Distribution Date, and (c) the Class A Premium Reduction Amount, if any, not applied to the Class A-1 Notes, Class A-2 Notes or Class A-3 Notes for such Distribution Date; provided, however, that, until an amount sufficient to reduce the Outstanding Amount of the Class A-3 Notes to zero has been deposited in the Note Distribution Account, the Class A-4 Noteholders' Principal Distributable Amount shall be zero; provided, further, that the sum of clauses (a), (b) and
         (c) shall not exceed the Outstanding Amount of the Class A-4 Notes, and on the final scheduled maturity date of the Class A-4 Notes, the Class A-4 Noteholders' Principal Distributable Amount will include the amount, to the extent of available funds, necessary (after giving effect to the other amounts to be deposited in the Note Distribution Account on such Distribution Date and allocable to principal) to reduce the Outstanding Amount of the Class A-4 Notes to zero.

                  "Class A-5 Noteholders' Monthly Principal Distributable Amount" means, with respect to each Distribution Date on or after the Distribution Date on which an amount sufficient to reduce the Outstanding Amount of the Class A-4 Notes to zero has been deposited in the Note Distribution Account, the excess of (a) 100% of the Class A Noteholders' Monthly Principal Distributable Amount (less the portion thereof, if any, applied to reduce the Outstanding Amount of the Class A-1 Notes, Class A-2 Notes, Class A-3 Notes and Class A-4 Notes to zero on such Distribution Date) over (b) the Class A-P Noteholders' Monthly Principal Distributable Amount for such Distribution Date.

                  "Class A-5 Noteholders' Principal Carryover Shortfall" means, with respect to any Distribution Date, the excess of the Class A-5 Noteholders' Principal Distributable Amount for the preceding Distribution Date over the amount that was actually deposited in the Note Distribution Account in respect of principal of the Class A-5 Notes on such preceding Distribution Date.

                  "Class A-5 Noteholders' Principal Distributable Amount" means, with respect to any Distribution Date the sum of (a) the Class A-5 Noteholders' Monthly Principal Distributable Amount for such Distribution Date, (b) the Class A-5 Noteholders' Principal Carryover Shortfall for such Distribution Date, and (c) the Class A Premium Reduction Amount, if any, not applied to the Class A-1 Notes, Class A-2 Notes, Class A-3 Notes or Class A-4 Notes for such Distribution Date; provided, however, that, until an amount sufficient to reduce the Outstanding Amount of the Class A-4 Notes to zero has been deposited in the Note Distribution Account, the Class A-5 Noteholders' Principal Distributable Amount shall be zero; provided, further, that the sum of clauses (a), (b) and (c) shall not exceed the Outstanding Amount of the Class A-5 Notes, and on the final scheduled maturity date of the Class A-5 Notes, the Class A-5 Noteholders' Principal Distributable Amount will include the amount, to the extent of available funds, necessary (after giving effect to the other amounts to be deposited in the Note Distribution Account on such Distribution Date and allocable to principal) to reduce the Outstanding Amount of the Class A-5 Notes to zero.

                  "Class A-P Noteholders' Monthly Principal Distributable Amount" means, with respect to each Distribution Date on or after the Distribution Date on which an amount sufficient to reduce the Outstanding Amount of the Class A-1 Notes to zero has been deposited in the Note Distribution Account, the Class A-P Percentage of the Class A Noteholders' Monthly Principal Distributable Amount (less the portion thereof, if any, applied to reduce the Outstanding Amount of the Class A-1 Notes to zero on such Distribution Date).

                  "Class A-P Noteholders' Principal Carryover Shortfall" means, with respect to any Distribution Date, the excess of the Class A-P Noteholders' Principal Distributable Amount for the preceding Distribution Date over the amount that was actually deposited in the Note Distribution Account in respect of principal of the Class A-P Notes on such preceding Distribution Date.

                  "Class A-P Noteholders' Principal Distributable Amount" means, with respect to any Distribution Date, the sum of (a) the Class A-P Noteholders' Monthly Principal Distributable Amount for such Distribution Date, (b) the Class A-P Noteholders' Principal Carryover Shortfall for such Distribution Date; and (c) the Class A-P Premium Reduction Amount for such Distribution Date; provided, however, that until an amount sufficient to reduce the Outstanding Amount of the A-1 Notes to zero has been deposited in the Note Distribution Account, the Class A-P Noteholders' Principal Distributable Amount shall be zero; provided, further, that the sum of clauses (a), (b) and (c) shall not exceed the Outstanding Amount of the Class A-P Notes, and, on the final scheduled maturity date of the Class A-P Notes, the Class A-P Noteholders' Principal Distributable Amount will include the amount, to the extent of available funds, necessary (after giving effect to the other amounts to be deposited in the Note Distribution Account on such Distribution Date and allocable to principal) to reduce the Outstanding Amount of the Class A-P Notes to zero.

                  "Class A-P Percentage" means, for any Distribution Date, 17.6853%.

                  "Class A-P Premium Reduction Amount" means (i) zero for any Distribution Date on which there are any outstanding Class A-1 Notes and (ii) the Class A-P Percentage of the Premium Reduction Amount for any other Distribution Date.

                  "Class B Noteholders' Monthly Principal Distributable Amount" means, (i) zero for any Distribution Date on which the Class A-1 Notes remain outstanding and (ii) for all Other Distribution Dates, shall equal the product of (x) the Noteholders' Monthly Principal Distributable Amount and (y) the Class B Principal Percentage.

                  "Class B Noteholders' Principal Carryover Shortfall" means, with respect to any Distribution Date, the excess of the Class B Noteholders' Principal Distributable Amount for the preceding Distribution Date over the amount that was actually deposited in the Note Distribution Account in respect of principal of the Class B Notes on such preceding Distribution Date.




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                  "Class B Noteholders' Principal Distributable Amount" means, with respect to any Distribution Date, the sum of (a) the Class B Noteholders' Monthly Principal Distributable Amount for such Distribution Date, (b) the Class B Noteholders' Principal Carryover Shortfall for such Distribution Date, and (c) the Class B Premium Reduction Amount for such Distribution Date; provided, however, that the sum of clauses (a), (b) and (c) shall not exceed the Outstanding Amount of the Class B Notes, and, on the final scheduled maturity date of the Class B Notes, the Class B Noteholders' Principal Distributable Amount will include the amount, to the extent of available funds, necessary (after giving effect to the other amounts to be deposited in the Note Distribution Account on such Distribution Date and allocable to principal) to reduce the Outstanding Amount of the Class B Notes to zero.

                  "Class B Premium Reduction Amount" means (i) zero for any Distribution Date on which there are any outstanding Class A Notes and
         (ii) the Premium Reduction Amount for any other Distribution Date.

                  "Class B Principal Percentage" means, for any Distribution Date before the Additional Principal Distributable Amount is reduced to zero, the quotient of the Outstanding Amount of the Class B Notes divided by the aggregate Outstanding Amount of the Class A Notes, the Class B Notes and the Class C Notes, in each case as of the Record Date related to such Distribution Date, and (ii) for each other Distribution Date, such quotient as of the Distribution Date on which the Additional Principal Distributable Amount is reduced to zero.

                  "Class C Noteholders' Monthly Principal Distributable Amount" means, (i) zero for any Distribution Date on which the Class A-1 Notes remain outstanding and (ii) for all other Distribution Dates, shall equal the product of (x) the Noteholders' Monthly Principal Distributable Amount for such Distribution Date and (y) the Class C Principal Percentage.

                  "Class C Noteholders' Principal Carryover Shortfall" means, with respect to any Distribution Date, the excess of the Class C Noteholders' Principal Distributable Amount for the preceding Distribution Date over the amount that was actually deposited in the Note Distribution Account in respect of principal of the Class C Notes on such preceding Distribution Date.

                  "Class C Noteholders' Principal Distributable Amount" means, with respect to any Distribution Date, the sum of (a) the Class C Noteholders' Monthly Principal Distributable Amount for such Distribution Date, (b) the Class C Noteholders' Principal Carryover Shortfall for such Distribution Date, and (c) the Class C Premium Reduction Amount for such Distribution Date; provided, however, that the sum of clauses (a), (b) and (c) shall not exceed the Outstanding Amount of the Class C Notes, and, on the final scheduled maturity date of the Class C Notes, the Class C Noteholders' Principal Distributable Amount will include the amount, to the extent of available funds, necessary (after giving effect to the other amounts to be deposited in the Note Distribution Account on such Distribution Date and allocable to principal) to reduce the Outstanding Amount of the Class C Notes to zero.

                  "Class C Premium Reduction Amount" means (i) zero for any Distribution Date on which there are any outstanding Class B Notes and
         (ii) the Premium Reduction Amount for any other Distribution Date.

                  "Class C Principal Percentage" means, for any Distribution Date before the Additional Principal Distributable Amount is reduced to zero, the quotient of the Outstanding Amount of the Class C Notes divided by the aggregate Outstanding Amount of the Class A Notes, the Class B Notes and the Class C Notes, in each case as of the Record Date related to such Distribution Date, and (ii) for each other Distribution Date, such quotient as of the Distribution Date on which the Additional Principal Distributable Amount is reduced to zero.

                  "Contract Rate" means, with respect to a Receivable, the rate per annum of interest charged on the outstanding principal balance of such Receivable.

                  "Defaulted Receivable" means, with respect to any collection period, a Receivable (other than a Purchased Receivable) which (i) was purchased by the Seller from the Bank and which the Servicer has



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


         determined to charge off during such collection period in accordance with its customary servicing practices or (ii) was purchased by the Seller from AutoFinance Group that is more than 120 days past due as of the last day of such collection period; provided, however, that any Receivable which the Seller or Servicer is obligated to repurchase or purchase shall be deemed to have become a Defaulted Receivable during a collection period if the Seller or Servicer fails to deposit the Purchase Amount on the related Deposit Date when due.

                  "Excess Spread" means, for any Distribution Date, the excess of (a) Available Interest for such Distribution Date over (b) the sum of (i) the Servicing Fee and all prior unpaid Servicing Fees, (ii) the noteholders' interest distributable amount, (iii) the certificateholders' interest distributable amount, and (iv) Realized Losses during the collection period preceding such Distribution Date.

                  "Final Scheduled Maturity Date" means May 2004.

                  "Principal Distributable Amount" means, for any Distribution Date, the sum of (a) the Available Principal for such Distribution Date, and (b) the amount of Realized Losses for the related collection period.

                  "Purchase Amount" of any Receivable means, with respect to any Deposit Date and the last day of the related collection period, an amount equal to the sum of (a) the outstanding principal balance of such Receivable as of the last day of such collection period and (b) the amount of accrued and unpaid interest on such principal balance at the related Contract Rate from the date a payment was last made by or on behalf of the Obligor through and including the last day of such collection period, in each case after giving effect to the receipt of monies collected on such Receivable in such collection period.

                  "Purchased Receivable" means a Receivable purchased as of the close of business on the last day of a collection period by the Servicer or repurchased by the Seller pursuant to the Sale and Servicing Agreement.

                  "Liquidation Proceeds" means, with respect to any Receivable that has become a Defaulted Receivable, (a) insurance proceeds received by the Servicer, with respect to insurance policies relating to the Financed Vehicles or the Obligors, (b) amounts received by the Servicer in connection with such Defaulted Receivable pursuant to the exercise of rights under the related motor vehicle loan, and (c) the monies collected by the Servicer (from whatever source, including, but not limited to, proceeds of a sale of a Financed Vehicle, or deficiency balance recovered after the charge-off of the related Receivable) on such Defaulted Receivable, net of any expenses incurred by the Servicer in connection therewith and any payments required by law to be remitted to the Obligor.

                  "Non-Class A-P Percentage" means, for any Distribution Date, one minus the Class A-P Percentage.

                  "Noteholders' Monthly Principal Distributable Amount" means, for any Distribution Date, the Noteholders' Percentage of the Principal Distributable Amount.

                  "Noteholders' Percentage" means, (a) 100% for any Distribution Date until the Outstanding Amount of the Class A-1 Notes has been reduced to zero and (b) 98.40% for any other Distribution Date.

                  "Premium Reduction Amount" means, for any Distribution Date, the lesser of (A) the Excess Spread and (B) the Additional Principal Distributable Amount, in each case, for such Distribution Date

                  "Realized Losses" means, for any collection period, the aggregate principal balances of any Receivables that became Defaulted Receivables during such collection period.





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